UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2012

Glu Mobile Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Fremont Street, Suite 2800 San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 800-6100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Glu Mobile Inc. (“Glu”) held its 2012 Annual Meeting of Stockholders on June 7, 2012 (the “Annual Meeting”). At the Annual Meeting Glu’s stockholders (1) elected two persons as Class II directors to Glu’s Board of Directors, each to serve until Glu’s annual meeting of stockholders to be held in 2015 and until his or her successor is elected and qualified, or until his or her death, resignation or removal; and (2) ratified the appointment of PricewaterhouseCoopers LLP as Glu’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The proposals are described in Glu’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2012.

Set forth below are the final results of the votes on each proposal.

1.	Election of two Class II Directors:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Matthew A. Drapkin	29,537,344	1,584,102	0	17,481,067
Ann Mather	29,989,466	1,131,980	0	17,481,067

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Glu’s independent registered public accounting firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,221,606	363,093	17,814	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

June 8, 2012	By:	/s/ Eric R. Ludwig
Name: Eric R. Ludwig Title: Executive Vice President and Chief Financial Officer